Exhibit 10.1

ADDENDUM NO. 4

to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: September 1, 2011

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED

IN THE INTERESTS AND LIABILITIES AGREEMENT(S)

ATTACHED TO AND FORMING PART OF THE CONTRACT

(the “Reinsurer”)

Effective December 31, 2012, the Contract shall be amended as follows:

1.	Paragraph A of Article 2 – Term – shall be amended to read:

A.	This Contract shall take effect on September 1, 2011, and shall remain in effect until March 31, 2013, applying to:

1.	Losses occurring during the period from September 1, 2011 through December 31, 2011, on Policies issued or renewed during that period; and

2.	Losses occurring during the period from January 1, 2012 through March 31, 2013, on Policies in force at the beginning of that period or issued or renewed during that period.

2.	Subparagraph A(2) and paragraph E of Article 3 – Retention and Limit – shall be amended to read:

A.	2. The Company shall cede, and the Reinsurer shall accept as reinsurance, a 40.0% quota share with respect to losses occurring on covered Policies during the period January 1, 2012 through March 31, 2013.

E.

It is agreed that the ceded Gross Net Earned Premium Income for Policies subject to this Contract, as respects the period from January 1, 2012 through March 31, 2013, shall not exceed a “Premium Cap” equal to $120,000,000 less the ceded Gross Net Earned Premium Income hereunder for the period from September 1, 2011 through December 31, 2011, unless accepted and approved in writing by the Reinsurer. In the event the Premium Cap would apply, the quota share cession under subparagraph A(2) above shall be reduced to the same proportion that the Premium Cap bears to the Company’s subject Gross Net Earned Premium Income for the period from January 1, 2012 through March 31, 2013.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representative(s)

this 20th day of December, in the year 2012.

AFFIRMATIVE INSURANCE COMPANY

/s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

ENDORSEMENT NO. 4

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: September 1, 2011

(the “Agreement”)

of

GREENLIGHT REINSURANCE, LTD.

(the “Subscribing Reinsurer”)

with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: September 1, 2011

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 4 to the Contract, as executed by the Company, shall form part of the Contract, effective December 31, 2012.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s) as follows:

this 20th day of December, in the year 2012.

GREENLIGHT REINSURANCE, LTD.

/s/ Jim Ehman